Exhibit 32

SECTION 1350 CERTIFICATION

          The undersigned certify pursuant to 18 U.S.C. § 1350, that:

1. The accompanying Annual Report on Form 10-K for the period ended December 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the accompanying Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2009	/s/ Scott F. Drill
Scott F. Drill
President and Chief Executive Officer
(principal executive officer)

Date: March 27, 2009	/s/ Justin W. Shireman
Justin W. Shireman
Vice President, Finance and CFO
(principal financial officer)